                                  EXHIBIT 99.1

                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2004-4

                                   TERM SHEET

                               September 13, 2004


                                     [LOGO]
                                   EQUITY ONE
                            a Popular, Inc. Company


                                  $704,800,000
                                  (Approximate)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

FRIEDMAN BILLINGS RAMSEY                                   RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [Graphic Omitted: FBR Logo]

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                     Popular ABS Mortgage Pass-Through Trust,
                                                   Series 2004-4

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                  Principal      WAL (Years)       Payment Window        Expected Rating        Interest          Principal
Class(1,4)       Balance ($)     Call/Mat(5)     (Mths) Call/Mat (5)   (Moody's/S&P/Fitch)        Type              Type
----------------------------------------------------------------------------------------------------------------------------------
   AF-1         200,000,000.00    1.60/1.60          1-45/1-45             Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-2          55,900,000.00    1.00/1.00          1-23/1-23             Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-3          14,600,000.00    2.20/2.20         23-30/23-30            Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-4          17,900,000.00    3.00/3.00         30-45/30-45            Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-5          61,300,000.00    5.01/5.01         45-81/45-81            Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-6          36,700,000.00    8.50/9.01        81-110/81-139           Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-7          25,000,000.00    6.37/6.37        38-109/38-109           Aaa/AAA/AAA           Fixed(3)         Senior NAS
   AV-1         186,400,000.00    3.04/3.73         1-110/1-239            Aaa/AAA/AAA         Floating(2)          Senior
   M-1           43,000,000.00    6.00/6.63        37-110/37-202            Aa2/AA/AA            Fixed(3)        Subordinate
   M-2           34,000,000.00    5.99/6.57        37-110/37-187              A2/A/A             Fixed(3)        Subordinate
   M-3            8,700,000.00    5.99/6.52        37-110/37-169             A3/A-/A-            Fixed(3)        Subordinate
   M-4            7,200,000.00    6.01/6.51        37-110/37-163          Baa1/BBB+/BBB+         Fixed(3)        Subordinate
   B-1            7,200,000.00    2.90/2.90         31-37/31-37            Baa2/BBB/BBB        Floating(2)       Subordinate
   B-2            6,900,000.00    2.29/2.29         24-31/24-31           Baa3/BBB-/BBB-       Floating(2)       Subordinate
----------------------------------------------------------------------------------------------------------------------------------
   B-3            7,200,000.00         Not Publicly Offered                Ba1/BB+/BB+           Floating        Subordinate
   B-4            7,200,000.00         Not Publicly Offered                 Ba2/BB/BB            Floating        Subordinate
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL:        719,200,000.00
----------------------------------------------------------------------------------------------------------------------------------

(1)   The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1,
      Class B-2, Class B-3 and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II
      Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)   The Class AF-1, Class AF-2, Class AV-1, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1
      Certificates will double after the Optional Termination may be first exercised.
(3)   The Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are
      priced to call. The fixed rate coupon on the Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3 and Class M-4
      Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)   See "Net WAC Cap" herein. (5) See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:
--------------------
                     FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896

              STANDARD & POOR'S                                  MOODY'S                                       FITCH
         Steve Tencer (212) 438-2104                Amita Shrivastava (212) 553-2953                Andrew Chou (212) 908-0753


Depositor:              Popular ABS, Inc.

Servicer:               Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of Popular, Inc.

Co Lead Underwriters:   Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL")


                                           F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
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                                                                  2

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Co Underwriter:                   Wachovia Capital Markets, LLC ("WACHOVIA")

Trustee/Custodian:                JPMorgan Chase Bank.

Offered Certificates:             The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7
                                  Certificates (the "CLASS AF CERTIFICATES") and the Class AV-1 Certificates (the "CLASS AV
                                  CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A
                                  CERTIFICATES". The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2
                                  Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES". The
                                  Offered Subordinate Certificates and the Class B-3 and Class B-4 Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior Certificates and the Offered
                                  Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The
                                  Class B-3 and Class B-4 Certificates will not be offered publicly.

Federal Tax Status:               It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                     The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                     Close of business August 31, 2004

Expected Pricing Date:            On or about September 15, 2004

Expected Closing Date:            On or about September 29, 2004

Expected Settlement Date          On or about September 29, 2004

Distribution Date:                The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2004.

Accrued Interest:                 The price to be paid by investors for the Class AF-1, Class AF-2, Class AV-1, Class B-1 and Class
                                  B-2 Certificates will not include accrued interest (settling flat). The Class AF-3, Class AF-4,
                                  Class AF-5, Class AF-6, Class AF-7, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates
                                  will settle with accrued interest of 28 days.

Interest Accrual Period:          The interest accrual period for each Distribution Date with respect to the Class AF-1, Class AF-2,
                                  Class AV-1, Class B-1 and Class B-2 Certificates will be the period beginning with the previous
                                  Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class
                                  AF-7, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:                The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:                The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                    With respect to each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                      With respect to each Distribution Date, the Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.



                                           F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
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                                                                 3

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
Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
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
Optional Termination:             The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the
                                  Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:         The Offered Certificates will be priced based on the following collateral prepayment assumptions:
                                  FRM Loans:  100% PPC  (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                                  ARM Loans:  100% PPC  (100% PPC: 28.00% CPR)

Mortgage Loans:                   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately
                                  $723,239,335.76, of which: (i) approximately $536,736,597.29 consisted of a pool of conforming and non-conforming balance fixed-rate mortgage loans (the "GROUP I MORTGAGE LOANS"), (ii)
                                  approximately $186,502,738.47 consisted of a pool of conforming and non-conforming balance adjustable-rate mortgage loans (the "GROUP II MORTGAGE LOANS"). The Group I Mortgage Loans and the
                                  Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through Rate:                The "PASS-THROUGH RATE" on each Class of Offered Certificates, Class B-3 Certificates and Class
                                  B-4 Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related
                                  Net WAC Cap.

Formula Rate:                     The "FORMULA RATE" for the Class AF-1, Class AF-2, Class AV-1, Class B-1, Class B-2, Class B-3 and
                                  Class B-4 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such
                                  Class and (ii) 14.00%.

                                  The "FORMULA RATE" for the Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AF-7, Class M-1,
                                  Class M-2, Class M-3 and Class M-4 Certificates will be the applicable fixed rate set at pricing of each such Class.

Adjusted Net Mortgage Rate:       The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of
                                  (i) the Servicing Fee rate and (ii) the Trustee Fee rate.







                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 4

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Net WAC Cap:                      The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                                  a) with respect to the Class AF-1 and Class AF-2 Certificates, the weighted average Adjusted Net
                                  Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such
                                  Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                                  b) with respect to the Class AF-3, Class AF-4, Class AF-5, Class AF-6 and Class AF-7 Certificates,
                                  the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED
                                  CLASS AF CAP").

                                  c) with respect to the AV-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the
                                  Group II Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                                  d) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of
                                  (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the
                                  Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.

                                  e) with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the lesser of
                                  (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the
                                  Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap Carryover Amount:     If on any Distribution Date the Pass-Through Rate for the Class AF-1, Class AF-2, Class AV-1,
                                  Class B-1, Class B-2, Class B-3 or Class B-4 Certificates is limited by the related Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net WAC Cap Carryover
                                  Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:               Consists of the following:
                                  1. Excess Cashflow
                                  2. Overcollateralization Amount and
                                  3. Subordination

Excess Cashflow:                  The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization Amount:     The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered
                                  Certificates, Class B-3 Certificates and Class B-4 Certificates. On the Closing Date, the
                                  Overcollateralization Amount will be equal to approximately 0.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 5

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Targeted                          Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of (a)
Overcollateralization             approximately 3.15% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Amount:                           Date and (b) the Aggregate Class B Early Distribution Amount.

                                  On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x)
                                  approximately 14.20% of the aggregate principal balance of the Mortgage Loans for the related
                                  Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1,
                                  Class B-2, Class B-3 and Class B-4 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4
                                  Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has
                                  occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date.

Stepdown Date:                    The earlier to occur of

                                  1. the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                                  2. the later to occur of

                                     a. the Distribution Date occurring in October 2007 and

                                     b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 39.90%.

Aggregate Class B Early           As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2,
Distribution Amount:              Class B-3 and Class B-4 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6), 7) and 8) of "Priority of Distributions".

Senior Enhancement                The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of the
Percentage:                       aggregate principal balance of the Subordinate Certificates and the Overcollateralization Amount
                                  divided by (b) the aggregate principal balance of the Mortgage Loans.

Expected Credit Support           ------------------------------------------------------------------------
Percentages:                           Initial Credit Support                   Expected Credit Support
                                          On Closing Date                      On or After Stepdown Date
                                  ------------------------------------------------------------------------
                                        CLASS            PERCENT               CLASS             PERCENT
                                       Class A            17.35%               Class A            39.90%
                                      Class M-1           11.40%              Class M-1           28.00%
                                      Class M-2            6.70%              Class M-2           18.60%
                                      Class M-3            5.50%              Class M-3           16.20%
                                      Class M-4            4.50%              Class M-4           14.20%
                                      Class B-1            3.50%              Class B-1           12.20%
                                      Class B-2            2.55%              Class B-2           10.30%
                                      Class B-3            1.55%              Class B-3            8.30%
                                      Class B-4            0.55%              Class B-4            6.30%
                                  ------------------------------------------------------------------------



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 6

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Trigger Event:                    A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either
                                  (i) the six month rolling average 60+ delinquency percentage equals or exceeds [38.35]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related
                                  Distribution Date are greater than:
                                  --------------------------------------------------------------------------------------------------
                                     Distribution Date Occurring In                         Percentage
                                  --------------------------------------------------------------------------------------------------
                                       October 2007-September 2008        [3.75]% for the first month plus an additional 1/12th of
                                                                          [1.25]% for each month thereafter
                                  --------------------------------------------------------------------------------------------------
                                       October 2008- September 2009       [5.00]% for the first month plus an additional 1/12th of
                                                                          [0.75]% for each month thereafter
                                  --------------------------------------------------------------------------------------------------
                                       October 2009- September 2010       [5.75]% for the first month plus an additional 1/12th of
                                                                          [0.50]% for each month thereafter
                                  --------------------------------------------------------------------------------------------------
                                       October 2010 and thereafter        [6.25]%
                                  --------------------------------------------------------------------------------------------------

Realized Losses:                  If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such insufficiency is a
                                  "REALIZED LOSS." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the
                                  Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, then to the Class B-3
                                  Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the
                                  Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates.

Priority of Distributions:            Available funds from the Mortgage Loans will be distributed as follows:

                                      1)  Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan group), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3
                                          Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates, eighth, monthly interest to the Class B-2
                                          Certificates, ninth, monthly interest to the Class B-3 Certificates and tenth, monthly interest to the Class B-4 Certificates.

                                      2)  Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group
                                          (and to the extent remaining unpaid, from excess principal from the other loan group), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2
                                          Certificates as described under "Principal Paydown", then monthly principal to the Class
                                          M-3 Certificates as described under "Principal Paydown", then monthly principal to the
                                          Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", then monthly principal to the Class B-3 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-4 Certificates as described under "Principal
                                          Paydown."

                                      3)  Excess Cashflow as follows in the following order:

                                            a.  any remaining unpaid interest to the Senior Certificates pro rata.

                                            b.  as principal to the Offered Certificates, Class B-3 Certificates and Class B-4
                                                Certificates to build or maintain O/C as described under "Principal Paydown".

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 7

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
                                            c.  any previously unpaid interest to the Class M-1 Certificates.

                                            d.  any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                            e.  any previously unpaid interest to the Class M-2 Certificates.

                                            f.  any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                            g.  any previously unpaid interest to the Class M-3 Certificates.

                                            h.  any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                            i.  any previously unpaid interest to the Class M-4 Certificates.

                                            j.  any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                            k.  any previously unpaid interest to the Class B-1 Certificates.

                                            l.  any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                            m.  any previously unpaid interest to the Class B-2 Certificates.

                                            n.  any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                            o.  any previously unpaid interest to the Class B-3 Certificates.

                                            p.  any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                                            q.  any previously unpaid interest to the Class B-4 Certificates.

                                            r.  any unpaid applied Realized Loss amount to the Class B-4 Certificates.

                                      4)  Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AF-2, Class AV-1, Class B-1, Class B-2, Class B-3 and Class B-4
                                          Certificates, pro rata.

                                      5)  Any remaining Excess Cashflow to the Class B-4 as principal until its principal balance has been reduced to zero.

                                      6)  Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                                      7)  Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                                      8)  Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                                      9)  Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-3 and Class B-4 Certificates) as described in the pooling agreement.

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 8

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Principal Paydown:                1)  Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the
                                      Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan group).
                                      After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates,
                                      iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class B-1
                                      Certificates, vi) the Class B-2 Certificates, vii) the Class B-3 Certificates and viii) the
                                      Class B-4 Certificates.

                                  2)  On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered
                                      Certificates, the Class B-3 Certificates and the Class B-4 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior
                                      Certificates, generally pro rata, based on the principal collected from the related loan group
                                      (and to the extent remaining unpaid, from excess principal from the other loan group), such that the Senior Certificates will have at least 39.90% credit enhancement, second to the Class
                                      M-1 Certificates such that the Class M-1 Certificates will have at least 28.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 18.60% credit enhancement, fourth to the Class M-3 Certificates such that the
                                      Class M-3 Certificates will have at least 16.20% credit enhancement, fifth to the Class M-4
                                      Certificates such that the Class M-4 Certificates will have at least 14.20% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 12.20% credit enhancement, seventh to the Class B-2 Certificates such that the
                                      Class B-2 Certificates will have at least 10.30% credit enhancement, eighth to the Class B-3
                                      Certificates such that the Class B-3 Certificates will have at least 8.30% credit enhancement and ninth to the Class B-4 Certificates such that the Class B-4 Certificates will have at least 6.30% credit enhancement (subject, in each case, to any overcollateralization floors).

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 9

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AF Principal                Principal allocated to the Class AF Certificates will be distributed in the following order of
Distribution:                     priority:

                                    1.

                                          a. To the Class AF-7 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below until its principal balance is reduced to 0.

                                             ----------------------------------------------
                                                 Month                Lockout Percentage
                                             ----------------------------------------------
                                                 1 - 36                       0%
                                             ----------------------------------------------
                                                37 - 60                      45%
                                             ----------------------------------------------
                                                61 - 72                      80%
                                             ----------------------------------------------
                                                73 - 84                     100%
                                             ----------------------------------------------
                                                85 - 108                    300%
                                             ----------------------------------------------

                                          b. To the Class AF-7 Certificates, 100% of the principal allocated to the Class AF
                                             Certificates in or after month 109 until its principal balance is reduced to 0.

                                    2. Any remaining principal allocated to the Class AF Certificates will be distributed:

                                          a. first concurrently on a pro rata basis (based on the principal balance of the Class
                                             AF-1 on the one hand and the aggregate principal balance of the Class AF-2, Class AF-3 and Class AF-4 Certificates on the other hand) to (1) the Class AF-1 Certificates and
                                             (2) the Class AF-2, Class AF-3 and Class AF-4 Certificates, in that order, until their respective principal balances are reduced to zero;

                                          b. second, to the Class AF-5, Class AF-6 and Class AF-7 Certificates, in that order, until their respective principal balances are reduced to zero; provided, however, that on any
                                             Distribution Date on which the aggregate principal balance of the Subordinate
                                             Certificates is zero, notwithstanding anything to the contrary herein, all distributions of principal to the Class AF Certificates will be distributed concurrently, on a pro rata basis based on their respective principal balances.


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 10

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AV-1 Yield                  On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:            (the "COUNTERPARTY") for the benefit of the Class AV-1 Certificates (the "CLASS AV-1 YIELD
                                  MAINTENANCE AGREEMENT"). The notional balance of the Class AV-1 Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [2.240]%. The Class AV-1 Yield
                                  Maintenance Agreement will terminate after the Distribution Date in [September 2007]. Any payments received from the Class AV-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                  --------------------------------------------------------------------------
                                                  Class AV-1 Yield Maintenance Agreement Schedule
                                   Period          Notional ($)              Period            Notional ($)
                                  --------------------------------------------------------------------------
                                     1          [186,502,738.47]               22            [98,676,742.36]
                                     2          [181,308,464.90]               23            [13,094,468.98]
                                     3          [176,257,857.40]               24            [12,727,914.98]
                                     4          [171,346,963.19]               25            [12,371,538.73]
                                     5          [166,571,937.78]               26            [12,025,059.36]
                                     6          [161,929,042.21]               27            [11,688,203.74]
                                     7          [157,414,639.85]               28            [11,360,706.21]
                                     8          [153,025,193.74]               29            [11,042,308.41]
                                     9          [148,757,263.97]               30            [10,732,759.10]
                                     10         [144,607,504.86]               31             [9,912,170.31]
                                     11         [140,572,662.49]               32             [9,634,214.42]
                                     12         [136,649,572.17]               33             [9,363,986.16]
                                     13         [132,835,155.93]               34             [8,225,356.62]
                                     14         [129,126,420.33]               35             [1,960,199.73]
                                     15         [125,520,453.95]               36               [311,646.46]
                                     16         [122,014,425.23]               37                     [0.00]
                                     17         [118,605,580.24]
                                     18         [115,291,240.79]
                                     19         [112,068,801.93]
                                     20         [108,935,730.40]
                                     21         [105,889,562.33]
                                  --------------------------------------------------------------------------



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 11

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AF-1-A Yield                On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:            (the "COUNTERPARTY") for the benefit of the Class AF-1 Certificates (the "CLASS AF-1-A YIELD
                                  MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1-A Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [3.500]%. The Class AF-1-A Yield
                                  Maintenance Agreement will terminate after the Distribution Date in [March 2007]. Any payments received from the Class AF-1-A Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover
                                  Amounts to the extent not covered by Available Funds.

                                  --------------------------------------------------------------------------
                                                Class AF-1-A Yield Maintenance Agreement Schedule
                                   Period          Notional ($)              Period            Notional ($)
                                  --------------------------------------------------------------------------
                                     1           [32,732,316.23]               22            [32,732,316.23]
                                     2           [32,732,316.23]               23            [32,732,316.23]
                                     3           [32,732,316.23]               24            [30,647,139.65]
                                     4           [32,732,316.23]               25            [25,736,833.91]
                                     5           [32,732,316.23]               26            [20,920,631.80]
                                     6           [32,732,316.23]               27            [16,196,752.27]
                                     7           [32,732,316.23]               28            [11,563,447.72]
                                     8           [32,732,316.23]               29             [7,019,003.32]
                                     9           [32,732,316.23]               30             [2,561,736.46]
                                     10          [32,732,316.23]               31                     [0.00]
                                     11          [32,732,316.23]
                                     12          [32,732,316.23]
                                     13          [32,732,316.23]
                                     14          [32,732,316.23]
                                     15          [32,732,316.23]
                                     16          [32,732,316.23]
                                     17          [32,732,316.23]
                                     18          [32,732,316.23]
                                     19          [32,732,316.23]
                                     20          [32,732,316.23]
                                     21          [32,732,316.23]
                                  --------------------------------------------------------------------------



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 12

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------
Class AF-1-B Yield                On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty
Maintenance Agreement:            (the "COUNTERPARTY") for the benefit of the Class AF-1 Certificates (the "CLASS AF-1-B YIELD
                                  MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1-B Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [3.887]%. The Class AF-1-B Yield
                                  Maintenance Agreement will terminate after the Distribution Date in [June 2008]. Any payments received from the Class AF-1-B Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover
                                  Amounts to the extent not covered by Available Funds.

                                  --------------------------------------------------------------------------
                                                Class AF-1-B Yield Maintenance Agreement Schedule
                                   Period          Notional ($)              Period            Notional ($)
                                  --------------------------------------------------------------------------
                                      1         [40,707,350.90]                25            [40,707,350.90]
                                      2         [40,707,350.90]                26            [40,707,350.90]
                                      3         [40,707,350.90]                27            [40,707,350.90]
                                      4         [40,707,350.90]                28            [40,707,350.90]
                                      5         [40,707,350.90]                29            [40,707,350.90]
                                      6         [40,707,350.90]                30            [40,707,350.90]
                                      7         [40,707,350.90]                31            [38,897,347.03]
                                      8         [40,707,350.90]                32            [34,609,513.19]
                                      9         [40,707,350.90]                33            [30,403,996.24]
                                      10        [40,707,350.90]                34            [26,279,236.44]
                                      11        [40,707,350.90]                35            [22,233,703.35]
                                      12        [40,707,350.90]                36            [18,265,895.26]
                                      13        [40,707,350.90]                37            [14,374,338.68]
                                      14        [40,707,350.90]                38            [14,374,338.68]
                                      15        [40,707,350.90]                39            [12,784,294.13]
                                      16        [40,707,350.90]                40            [10,752,183.27]
                                      17        [40,707,350.90]                41             [8,761,333.77]
                                      18        [40,707,350.90]                42             [6,810,954.80]
                                      19        [40,707,350.90]                43             [4,900,270.66]
                                      20        [40,707,350.90]                44             [3,028,520.51]
                                      21        [40,707,350.90]                45             [1,194,958.08]
                                      22        [40,707,350.90]                46                     [0.00]
                                      23        [40,707,350.90]
                                      24        [40,707,350.90]
                                  --------------------------------------------------------------------------

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 13

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            Class AV-1 Net WAC Cap
                             Class AV-1                                     Class AV-1                               Class AV-1
               Class AV-1   Effective Net                                  Effective Net             Class AV-1     Effective Net
                Net WAC         WAC                     Class AV-1              WAC                   Net WAC           WAC
   Period      Cap(1)(3)    Cap(1)(2)(3)   Period    Net WAC Cap(1)(3)     Cap(1)(2)(3)    Period    Cap(1)(3)      Cap(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
     1           7.21          14.00         38           11.13              11.13           75        12.46            12.46
     2           6.05          14.00         39           11.50              11.50           76        12.06            12.06
     3           6.25          14.00         40           11.18              11.18           77        12.07            12.07
     4           6.05          14.00         41           11.66              11.66           78        13.36            13.36
     5           6.05          14.00         42           12.49              12.49           79        12.07            12.07
     6           6.70          14.00         43           11.69              11.69           80        12.47            12.47
     7           6.05          14.00         44           12.08              12.08           81        12.07            12.07
     8           6.25          14.00         45           11.69              11.69           82        12.47            12.47
     9           6.05          14.00         46           12.09              12.09           83        12.07            12.07
     10          6.25          14.00         47           11.80              11.80           84        12.07            12.07
     11          6.05          14.00         48           11.82              11.82           85        12.47            12.47
     12          6.05          14.00         49           12.22              12.22           86        12.07            12.07
     13          6.25          14.00         50           11.83              11.83           87        12.47            12.47
     14          6.05          14.00         51           12.22              12.22           88        12.07            12.07
     15          6.25          14.00         52           11.84              11.84           89        12.07            12.07
     16          6.05          14.00         53           11.93              11.93           90        12.90            12.90
     17          6.05          14.00         54           13.23              13.23           91        12.07            12.07
     18          6.70          14.00         55           11.95              11.95           92        12.47            12.47
     19          6.05          14.00         56           12.35              12.35           93        12.07            12.07
     20          6.25          14.00         57           11.95              11.95           94        12.47            12.47
     21          6.05          14.00         58           12.36              12.36           95        12.07            12.07
     22          6.37          14.00         59           11.98              11.98           96        12.07            12.07
     23          8.56          10.92         60           12.00              12.00           97        12.47            12.47
     24          8.56          10.92         61           12.40              12.40           98        12.07            12.07
     25          8.85          11.21         62           12.00              12.00           99        12.47            12.47
     26          8.56          10.92         63           12.40              12.40          100        12.07            12.07
     27          8.85          11.21         64           12.00              12.00          101        12.07            12.07
     28          8.61          10.97         65           12.01              12.01          102        13.36            13.36
     29          9.65          12.02         66           13.32              13.32          103        12.07            12.07
     30         10.69          13.06         67           12.03              12.03          104        12.47            12.47
     31          9.67          11.92         68           12.43              12.43          105        12.07            12.07
     32          9.99          12.25         69           12.03              12.03          106        12.47            12.47
     33          9.67          11.93         70           12.43              12.43          107        12.07            12.07
     34         10.08          12.12         71           12.04              12.04          108        12.07            12.07
     35         11.04          11.54         72           12.06              12.06          109        12.47            12.47
     36         11.11          11.19         73           12.46              12.46          110        12.07            12.07
     37         11.50          11.50         74           12.06              12.06
----------------------------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.  00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 14

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            Class AF-1 Net WAC Cap
                             Class AF-1                                     Class AF-1                               Class AF-1
               Class AF-1   Effective Net                                  Effective Net             Class AF-1     Effective Net
                Net WAC         WAC                     Class AF-1              WAC                   Net WAC           WAC
   Period      Cap(1)(3)    Cap(1)(2)(3)   Period    Net WAC Cap(1)(3)     Cap(1)(2)(3)    Period    Cap(1)(3)      Cap(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
     1           7.04          13.02         17            5.91               14.00          33         5.91          14.00
     2           5.91          11.96         18            6.54               14.00          34         6.11          14.00
     3           6.11          12.24         19            5.91               14.00          35         5.91          14.00
     4           5.91          12.15         20            6.11               14.00          36         5.91          14.00
     5           5.91          12.29         21            5.91               14.00          37         6.11          14.00
     6           6.54          13.09         22            6.11               14.00          38         5.91          14.00
     7           5.91          12.65         23            5.91               14.00          39         6.11          14.00
     8           6.11          13.08         24            5.91               14.00          40         5.91          14.00
     9           5.91          13.16         25            6.11               14.00          41         5.91          14.00
     10          6.11          13.66         26            5.91               14.00          42         6.32          14.00
     11          5.91          13.79         27            6.11               14.00          43         5.91          14.00
     12          5.91          14.00         28            5.91               14.00          44         6.11          14.00
     13          6.11          14.00         29            5.91               14.00
     14          5.91          14.00         30            6.54               14.00
     15          6.11          14.00         31            5.91               14.00
     16          5.91          14.00         32            6.11               14.00
----------------------------------------------------------------------------------------------------------------------
(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreements.
(3) Assumes the Pricing Prepayment Speed to call.


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 15

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                            EXCESS SPREAD(1)(2)

                FWD 1        FWD 6                                         FWD 1        FWD 6
                Month        Month      STATIC       FORWARD               Month        Month        STATIC       FORWARD
   Period       LIBOR %      LIBOR %    LIBOR(%)     LIBOR(%)   Period     LIBOR %      LIBOR %      LIBOR(%)     LIBOR(%)
----------------------------------------------------------------------------------------------------------------------------------
     1          1.7400       2.0850     3.04794      3.04794       56       5.0018       5.0247       2.53604      2.40287
     2          1.8494       2.2100     2.93421      2.86137       57       5.0370       5.0506       2.52134      2.35291
     3          2.0064       2.3341     2.97145      2.80152       58       5.0671       5.0739       2.53364      2.37507
     4          2.1503       2.4491     2.91405      2.64653       59       5.1016       5.0978       2.51893      2.35003
     5          2.2562       2.5744     2.90135      2.56866       60       5.1332       5.1226       2.51786      2.33515
     6          2.5076       2.6696     3.02187      2.58102       61       5.1093       5.1411       2.53070      2.36747
     7          2.4564       2.7406     2.87043      2.42119       62       5.1400       5.1712       2.51591      2.31559
     8          2.6014       2.8065     2.89552      2.38058       63       5.1694       5.2018       2.52906      2.33734
     9          2.6802       2.8696     2.83079      2.26532       64       5.2009       5.2291       2.51424      2.28536
    10          2.7736       2.9182     2.85119      2.25752       65       5.2304       5.2570       2.51355      2.29301
    11          2.9163       2.9633     2.78618      2.10925       66       5.2548       5.2861       2.55607      2.39471
    12          2.9375       3.0045     2.76306      2.08738       67       5.2830       5.3128       2.51245      2.26274
    13          2.9372       3.0449     2.78279      2.13399       68       5.3109       5.3272       2.52667      2.28632
    14          3.0195       3.1172     2.72639      2.02410       69       5.3383       5.3422       2.51175      2.23023
    15          3.0944       3.1798     2.74785      2.03315       70       5.3636       5.3542       2.52642      2.25612
    16          3.1729       3.2465     2.69260      1.93277       71       5.3900       5.3691       2.51144      2.21466
    17          3.2519       3.3168     2.67496      1.89044       72       5.4160       5.3796       2.51145      2.19829
    18          3.3260       3.3791     2.76207      2.02170       73       5.3460       5.3883       2.52685      2.24527
    19          3.4018       3.4424     2.63878      1.81546       74       5.3700       5.4116       2.51173      2.18683
    20          3.4784       3.5126     2.65259      1.83487       75       5.3898       5.4344       2.52761      2.21414
    21          3.5512       3.5740     2.60037      1.74859       76       5.4131       5.4560       2.51240      2.15508
    22          3.6268       3.6390     2.62950      1.79499       77       5.4350       5.4793       2.51291      2.15340
    23          3.7016       3.7080     2.89464      2.23096       78       5.4536       5.4988       2.55931      2.26930
    24          3.7761       3.7690     2.87580      2.20195       79       5.4765       5.5201       2.51170      2.11691
    25          3.7386       3.8301     2.88723      2.26614       80       5.4964       5.5217       2.52902      2.14619
    26          3.7992       3.8939     2.84203      2.19090       81       5.5156       5.5222       2.51353      2.08271
    27          3.8648       3.9526     2.84915      2.21572       82       5.5363       5.5218       2.53601      2.11840
    28          3.9286       4.0131     2.80500      2.15331       83       5.5557       5.5226       2.52582      2.06408
    29          3.9849       4.0745     2.78584      2.26949       84       5.5737       5.5203       2.53271      2.05204
    30          4.0429       4.1326     2.83421      2.39450       85       5.5148       5.5170       2.55731      2.10898
    31          4.1016       4.1921     2.75026      2.23957       86       5.5327       5.5349       2.54328      2.04361
    32          4.1608       4.2307     2.75183      2.26963       87       5.5477       5.5496       2.56509      2.07907
    33          4.2221       4.2664     2.71058      2.21251       88       5.5644       5.5658       2.55172      2.01312
    34          4.2813       4.3032     2.71301      2.25293       89       5.5806       5.5819       2.55674      2.00527
    35          4.3351       4.3368     2.70856      2.30074       90       5.5951       5.5963       2.59937      2.09682
    36          4.3939       4.3685     2.69681      2.30691       91       5.6109       5.6130       2.56836      1.97572
    37          4.3169       4.3996     2.69241      2.37110       92       5.6254       5.6287       2.59398      2.01579
    38          4.3646       4.4452     2.69289      2.35993       93       5.6418       5.6453       2.58206      1.94588
    39          4.4139       4.4929     2.69649      2.40548       94       5.6551       5.6627       2.60922      1.98882
    40          4.4625       4.5436     2.66158      2.38489       95       5.6686       5.6783       2.59781      1.92975
    41          4.5111       4.5870     2.64154      2.45096       96       5.6830       5.6939       2.60646      1.91545
    42          4.5574       4.6339     2.64879      2.53369       97       5.6766       5.7094       2.63597      1.96636
    43          4.6018       4.6808     2.59990      2.47455       98       5.6893       5.7211       2.62527      1.89329
    44          4.6454       4.7007     2.59183      2.48893       99       5.7020       5.7331       2.65638      1.94027
    45          4.6906       4.7217     2.55687      2.43987      100       5.7142       5.7464       2.64612      1.86594
    46          4.7346       4.7397     2.55311      2.45712      101       5.7271       5.7570       2.65731      1.86095
    47          4.7806       4.7567     2.53830      2.44761      102       5.7363       5.7687       2.73461      2.04034
    48          4.8176       4.7745     2.53626      2.43697      103       5.7485       5.7815       2.68122      1.83411
    49          4.7460       4.7859     2.54715      2.47518      104       5.7582       5.8035       2.71647      1.88703
    50          4.7852       4.8222     2.53239      2.42841      105       5.7699       5.8277       2.70719      1.80670
    51          4.8226       4.8616     2.54356      2.44558      106       5.7795       5.8521       2.74418      1.86248
    52          4.8587       4.8945     2.52883      2.39990      107       5.7897       5.8742       2.73525      1.79333
    53          4.8957       4.9296     2.52717      2.41294      108       5.7996       5.8997       2.75007      1.77987
    54          4.9293       4.9673     2.56522      2.49929      109       5.8933       5.9202       2.78976      1.80884
    55          4.9645       5.0001     2.52409      2.38438      110       5.9050       5.9295       2.77418      1.71354
----------------------------------------------------------------------------------------------------------------------------------
(1) Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-3 and Class B-4 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 16

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                Breakeven Losses
---------------------------------------------------------------------------------------------------------------------
                                                          Static LIBOR                        Forward LIBOR
                                                ---------------------------------    --------------------------------
                                                                    Cumulative                          Cumulative
  Class       Moody's        S&P       Fitch      Break CDR(1)      Losses(2)          Break CDR(1)      Losses(2)
---------------------------------------------------------------------------------------------------------------------
   M-1           Aa2         AA         AA           17.35            17.69%              16.05           16.84%
   M-2           A2          A          A            11.42            13.34%              10.45           12.51%
   M-3           A3          A-         A-           10.19            12.27%               9.23           11.40%
   M-4          Baa1        BBB+       BBB+           9.31            11.47%               8.28           10.49%
   B-1          Baa2        BBB        BBB            8.56            10.75%               7.39            9.59%
   B-2          Baa3        BBB-       BBB-           7.77             9.97%               6.61            8.76%
---------------------------------------------------------------------------------------------------------------------
(1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 17

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             Bond Summary -- To Call
---------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.93          2.06           1.60           1.31            1.12
Modified Duration (yrs)                  2.83          2.01           1.58           1.29            1.11
Principal Window (mths)                 1 - 90        1 - 60         1 - 45         1 - 33          1 - 27

CLASS AF-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.70          1.24           1.00           0.85            0.75
Modified Duration (yrs)                  1.67          1.23           0.99           0.84            0.74
Principal Window (mths)                 1 - 42        1 - 30         1 - 23         1 - 19          1 - 16

CLASS AF-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                4.11          2.85           2.20           1.79            1.52
Modified Duration (yrs)                  3.76          2.67           2.08           1.71            1.45
Principal Window (mths)                42 - 57       30 - 39        23 - 30         19 - 25        16 - 21

CLASS AF-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                5.82          3.99           3.00           2.36            1.98
Modified Duration (yrs)                  5.11          3.62           2.78           2.21            1.87
Principal Window (mths)                57 - 90       39 - 60        30 - 45         25 - 33        21 - 27

CLASS AF-5
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               10.41          6.93           5.01           3.74            2.61
Modified Duration (yrs)                  7.97          5.74           4.34           3.34            2.40
Principal Window (mths)                90 - 161      60 - 116       45 - 81         33 - 62        27 - 36

CLASS AF-6
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               15.58         11.25           8.50           6.45            5.03
Modified Duration (yrs)                 10.20          8.18           6.61           5.29            4.27
Principal Window (mths)               161 - 200     116 - 143       81 - 110        62 - 87        36 - 72

CLASS AF-7
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.15          6.70           6.37           6.05            5.61
Modified Duration (yrs)                  5.88          5.56           5.34           5.13            4.82
Principal Window (mths)                37 - 114      37 - 111       38 - 109        44 - 87        51 - 72

CLASS AV-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                6.08          4.11           3.04           2.31            1.78
Modified Duration (yrs)                  5.43          3.80           2.86           2.21            1.72
Principal Window (mths)                1 - 200       1 - 143        1 - 110         1 - 87          1 - 72
---------------------------------------------------------------------------------------------------------------


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 18

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             Bond Summary -- To Call
---------------------------------------------------------------------------------------------------------------
CLASS M-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.20          7.88           6.00           4.96            4.55
Modified Duration (yrs)                  7.99          6.13           4.91           4.20            3.92
Principal Window (mths)                67 - 200      46 - 143       37 - 110        41 - 87        44 - 72

CLASS M-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.19          7.88           5.99           4.90            4.34
Modified Duration (yrs)                  7.86          6.05           4.86           4.12            3.73
Principal Window (mths)                67 - 200      46 - 143       37 - 110        39 - 87        41 - 72

CLASS M-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.18          7.87           5.99           4.88            4.26
Modified Duration (yrs)                  7.85          6.05           4.85           4.10            3.66
Principal Window (mths)                67 - 200      46 - 143       37 - 110        38 - 87        40 - 72

CLASS M-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.22          7.9            6.01           4.87            4.26
Modified Duration (yrs)                  7.87          6.06           4.87            4.1            3.66
Principal Window (mths)                67 - 200      46 - 143       37 - 110        38 - 87        39 - 72

CLASS B-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.3           2.54           2.90           3.07            3.12
Modified Duration (yrs)                  2.21          2.42           2.75           2.90            2.94
Principal Window (mths)                25 - 30       28 - 34        31 - 37         37 - 37        37 - 38

CLASS B-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.92          2.07           2.29           2.66            3.01
Modified Duration (yrs)                  1.83          1.97           2.16           2.49            2.80
Principal Window (mths)                21 - 25       22 - 28        24 - 31         27 - 37        32 - 37
---------------------------------------------------------------------------------------------------------------




                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 19

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                        Bond Summary -- To Maturity
---------------------------------------------------------------------------------------------------------------
CLASS AF-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.93          2.06           1.60           1.31            1.12
Modified Duration (yrs)                  2.83          2.01           1.58           1.29            1.11
Principal Window (mths)                 1 - 90        1 - 60         1 - 45         1 - 33          1 - 27

CLASS AF-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.70          1.24           1.00           0.85            0.75
Modified Duration (yrs)                  1.67          1.23           0.99           0.84            0.74
Principal Window (mths)                 1 - 42        1 - 30         1 - 23         1 - 19          1 - 16

CLASS AF-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                4.11          2.85           2.20           1.79            1.52
Modified Duration (yrs)                  3.76          2.67           2.08           1.71            1.45
Principal Window (mths)                42 - 57       30 - 39        23 - 30         19 - 25        16 - 21

CLASS AF-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                5.82          3.99           3.00           2.36            1.98
Modified Duration (yrs)                  5.11          3.62           2.78           2.21            1.87
Principal Window (mths)                57 - 90       39 - 60        30 - 45         25 - 33        21 - 27

CLASS AF-5
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               10.41          6.93           5.01           3.74            2.61
Modified Duration (yrs)                  7.97          5.74           4.34           3.34            2.40
Principal Window (mths)                90 - 161      60 - 116       45 - 81         33 - 62        27 - 36

CLASS AF-6
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               16.07         11.83           9.01           6.94            5.30
Modified Duration (yrs)                 10.39          8.46           6.91           5.60            4.46
Principal Window (mths)               161 - 233     116 - 177       81 - 139       62 - 115        36 - 99

CLASS AF-7
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.15          6.70           6.37           6.15            6.08
Modified Duration (yrs)                  5.88          5.56           5.34           5.20            5.15
Principal Window (mths)                37 - 114      37 - 111       38 - 109       44 - 109        51 - 97

CLASS AV-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                7.02          4.99           3.73           2.86            2.20
Modified Duration (yrs)                  6.06          4.44           3.41           2.66            2.08
Principal Window (mths)                1 - 329       1 - 290        1 - 239         1 - 196        1 - 163
---------------------------------------------------------------------------------------------------------------



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 20

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                               Bond Summary -- To Maturity
---------------------------------------------------------------------------------------------------------------
CLASS M-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               12.05          8.68           6.63           5.49            4.98
Modified Duration (yrs)                  8.29          6.49           5.25           4.52            4.20
Principal Window (mths)                67 - 309      46 - 254       37 - 202       41 - 163        44 - 135

CLASS M-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               12.00          8.62           6.57           5.38            4.73
Modified Duration (yrs)                  8.13          6.38           5.16           4.40            3.98
Principal Window (mths)                67 - 297      46 - 237       37 - 187       39 - 150        41 - 124

CLASS M-3
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.93          8.55           6.52           5.32            4.62
Modified Duration (yrs)                  8.11          6.35           5.14           4.37            3.90
Principal Window (mths)                67 - 279      46 - 217       37 - 169       38 - 135        40 - 112

CLASS M-4
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                               11.94          8.54           6.51           5.29            4.59
Modified Duration (yrs)                  8.12          6.36           5.14           4.35            3.88
Principal Window (mths)                67 - 273      46 - 209       37 - 163       38 - 130        39 - 108

CLASS B-1
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                2.3           2.54           2.90           3.07            3.12
Modified Duration (yrs)                  2.21          2.42           2.75           2.90            2.94
Principal Window (mths)                25 - 30       28 - 34        31 - 37         37 - 37        37 - 38

CLASS B-2
PREPAY SPEED                           50% PPC       75% PPC        100% PPC       125% PPC        150% PPC
WAL (yrs)                                1.92          2.07           2.29           2.66            3.01
Modified Duration (yrs)                  1.83          1.97           2.16           2.49            2.80
Principal Window (mths)                21 - 25       22 - 28        24 - 31         27 - 37        32 - 37
---------------------------------------------------------------------------------------------------------------


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 21

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                       AGGREGATE MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE
TOTAL OUTSTANDING PRINCIPAL BALANCE:                    $723,239,335.76
NUMBER OF LOANS:                                                  4,346

                                                                               MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                      $166,414.94       $24,949.23             $748,430.66
AVERAGE ORIGINAL LOAN AMOUNT:                               $166,953.06       $25,000.00             $750,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                              6.662%           4.300%                  9.990%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                   6.545%           4.625%                  9.770%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                             12.988%          10.430%                 18.990%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                              6.804%           4.430%                  9.990%
WEIGHTED AVERAGE INITIAL RATE CAP:                               2.990%           1.000%                  3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP:                              1.259%           1.000%                  3.000%
WEIGHTED AVERAGE MONTHS TO ROLL (MONTHS):                            24                2                      36

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            348               60                     360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                           345               57                     360
WEIGHTED AVERAGE SEASONING (MONTHS):                                  2                0                      27

WEIGHTED AVERAGE CREDIT SCORE:                                      652              525                     809
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                             81.77%            9.71%                 100.00%

ORIGINATION DATE:                                                           May 17, 2002           July 30, 2004
FIRST PAY DATE:                                                            June 17, 2002       September 2, 2004
MATURITY DATE:                                                               May 5, 2009          August 2, 2034

TOP PROPERTY STATE CONCENTRATIONS:                  20.95% California, 7.30% New York, 6.79% Illinois
MAXIMUM ZIP CODE CONCENTRATION:                     0.45% 08260


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 22

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
ARM 2/28                                                942         $162,087,248.53                  22.41
ARM 3/27                                                140           24,415,489.94                   3.38
Balloon 5 yr                                              8            1,706,063.01                   0.24
Balloon 10 yr                                            21            5,407,548.36                   0.75
Balloon 15 yr                                             7            1,452,966.82                   0.20
Fixed 10 yr                                               6              574,903.22                   0.08
Fixed 15 yr                                             173           20,025,737.52                   2.77
Fixed 20 yr                                             188           25,512,080.51                   3.53
Fixed 25 yr                                              12            1,946,960.89                   0.27
Fixed 30 yr                                           2,849          480,110,336.96                  66.38
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Adjustable                                            1,082         $186,502,738.47                  25.79
Fixed                                                 3,264          536,736,597.29                  74.21
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Balloon                                                  36           $8,566,578.19                   1.18
Fully Amortizing                                      4,310          714,672,757.57                  98.82
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Current                                               4,346         $723,239,335.76                 100.00
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
First Lien                                            4,346         $723,239,335.76                 100.00
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 23

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE($)                        MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
      0.01 -  50,000.00                                  82           $3,554,713.71                   0.49
 50,000.01 - 100,000.00                               1,032           80,616,696.77                  11.15
100,000.01 - 150,000.00                               1,219          151,997,137.84                  21.02
150,000.01 - 200,000.00                                 780          135,945,967.49                  18.80
200,000.01 - 250,000.00                                 528          117,877,546.42                  16.30
250,000.01 - 300,000.00                                 311           85,599,066.23                  11.84
300,000.01 - 350,000.00                                 182           58,381,551.38                   8.07
350,000.01 - 400,000.00                                 103           38,571,655.83                   5.33
400,000.01 - 450,000.00                                  54           22,891,967.37                   3.17
450,000.01 - 500,000.00                                  39           18,632,976.71                   2.58
500,000.01 - 550,000.00                                   7            3,677,708.66                   0.51
550,000.01 - 600,000.00                                   5            2,868,905.10                   0.40
600,000.01 - 650,000.00                                   2            1,214,235.84                   0.17
650,000.01 - 700,000.00                                   1              660,775.75                   0.09
700,000.01 - 750,000.00                                   1              748,430.66                   0.10
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE(%)                    MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
4.001 -  4.500                                            9           $1,546,645.88                   0.21
4.501 -  5.000                                           52           11,607,383.36                   1.60
5.001 -  5.500                                          150           30,376,442.81                   4.20
5.501 -  6.000                                          657          138,263,454.57                  19.12
6.001 -  6.500                                          806          150,101,465.38                  20.75
6.501 -  7.000                                        1,178          193,168,491.74                  26.71
7.001 -  7.500                                          628           90,255,190.83                  12.48
7.501 -  8.000                                          548           74,640,514.08                  10.32
8.001 -  8.500                                          167           18,527,020.68                   2.56
8.501 -  9.000                                          112           11,727,720.49                   1.62
9.001 -  9.500                                           20            1,784,708.67                   0.25
9.501 - 10.000                                           19            1,240,297.27                   0.17
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 49 -  60                                                 8           $1,706,063.01                   0.24
109 - 120                                                27            5,982,451.58                   0.83
157 - 168                                                 4              502,507.18                   0.07
169 - 180                                               176           20,976,197.16                   2.90
217 - 228                                                 1              154,115.65                   0.02
229 - 240                                               187           25,357,964.86                   3.51
289 - 300                                                13            2,066,636.38                   0.29
325 - 336                                                 3              383,973.92                   0.05
337 - 348                                                16            2,163,489.29                   0.30
349 - 360                                             3,911          663,945,936.73                  91.80
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 24

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
      0                                                 114          $18,161,453.92                   2.51
 1 - 12                                               4,208          701,873,795.80                  97.05
13 - 24                                                  22            2,973,927.99                   0.41
25 - 36                                                   2              230,158.05                   0.03
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
501 - 525                                                 3             $522,202.28                   0.07
526 - 550                                               124           15,649,728.15                   2.16
551 - 575                                               191           25,937,823.06                   3.59
576 - 600                                               451           68,531,944.92                   9.48
601 - 625                                               740          116,854,707.35                  16.16
626 - 650                                               931          152,256,272.43                  21.05
651 - 675                                               738          126,704,715.43                  17.52
676 - 700                                               533           97,069,229.23                  13.42
701 - 725                                               273           50,313,552.50                   6.96
726 - 750                                               170           30,038,583.32                   4.15
751 - 775                                               122           23,933,311.72                   3.31
776 - 800                                                61           13,020,431.02                   1.80
801 - 825                                                 9            2,406,834.35                   0.33
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO(%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 5.01 -  10.00                                            1               49,826.02                   0.01
10.01 -  15.00                                            3              190,084.54                   0.03
15.01 -  20.00                                            4              597,909.59                   0.08
20.01 -  25.00                                            8              844,147.70                   0.12
25.01 -  30.00                                           10              953,556.89                   0.13
30.01 -  35.00                                           17            1,859,606.97                   0.26
35.01 -  40.00                                           24            3,272,426.25                   0.45
40.01 -  45.00                                           23            2,715,206.56                   0.38
45.01 -  50.00                                           55            8,716,441.15                   1.21
50.01 -  55.00                                           71           11,010,607.09                   1.52
55.01 -  60.00                                           91           14,851,077.20                   2.05
60.01 -  65.00                                          160           28,277,808.37                   3.91
65.01 -  70.00                                          227           39,349,269.36                   5.44
70.01 -  75.00                                          308           54,789,166.80                   7.58
75.01 -  80.00                                        1,004          177,766,764.30                  24.58
80.01 -  85.00                                          581           99,214,956.24                  13.72
85.01 -  90.00                                          797          131,998,049.53                  18.25
90.01 -  95.00                                          393           59,628,967.84                   8.24
95.01 - 100.00                                          569           87,153,463.36                  12.05
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 25

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Full Documentation                                    3,465         $556,198,857.55                  76.90
Stated Income                                           673          124,406,685.94                  17.20
Alt Documentation                                       110           21,999,804.14                   3.04
Lite Documentation                                       98           20,633,988.13                   2.85
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
No Prepayment Penalty                                   795         $117,230,434.64                  16.21
Prepayment Penalty                                    3,551          606,008,901.12                  83.79
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
A                                                     3,735         $635,650,733.66                  87.89
B                                                       353           53,678,256.38                   7.42
C                                                       258           33,910,345.72                   4.69
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
2002                                                     17           $2,217,129.93                   0.31
2003                                                     57            9,833,993.33                   1.36
2004                                                  4,272          711,188,212.50                  98.33
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Cashout Refinance                                     3,145         $532,226,741.65                  73.59
Purchase                                                644          106,652,454.96                  14.75
Rate/Term Refinance                                     557           84,360,139.15                  11.66
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 26

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Primary                                               4,034         $674,525,907.86                  93.26
Non-Owner Occupied                                      255           38,488,076.77                   5.32
Second Home                                              57           10,225,351.13                   1.41
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Single Family Detached                                3,792         $617,719,531.85                  85.41
2-4 Family                                              251           49,400,393.57                   6.83
Condominium                                             211           36,210,490.99                   5.01
Multi-Family                                             57           14,636,145.73                   2.02
Townhouse                                                23            3,402,394.77                   0.47
Row Home                                                 12            1,870,378.85                   0.26
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 0                                                      795         $117,230,434.64                  16.21
12                                                      182           37,546,113.34                   5.19
24                                                      551           98,613,433.40                  13.63
36                                                    1,779          300,131,124.14                  41.50
48                                                       19            3,498,064.20                   0.48
60                                                    1,020          166,220,166.04                  22.98
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 27

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
California                                              637         $151,510,468.51                  20.95
New York                                                237           52,810,152.22                   7.30
Illinois                                                284           49,095,422.82                   6.79
Pennsylvania                                            264           33,833,042.83                   4.68
Florida                                                 233           33,739,770.51                   4.67
Virginia                                                184           31,315,105.01                   4.33
New Jersey                                              146           30,153,357.55                   4.17
Maryland                                                169           29,516,516.89                   4.08
Ohio                                                    222           27,696,243.18                   3.83
North Carolina                                          188           25,495,229.50                   3.53
Connecticut                                             114           21,897,683.38                   3.03
Michigan                                                165           20,663,582.55                   2.86
Minnesota                                                97           20,200,434.44                   2.79
Massachusetts                                            76           17,457,744.91                   2.41
Wisconsin                                               109           15,234,202.81                   2.11
Georgia                                                 109           15,223,401.70                   2.10
Nevada                                                   62           11,743,020.21                   1.62
Arizona                                                  91           11,703,032.71                   1.62
Missouri                                                100           10,816,271.96                   1.50
Rhode Island                                             51           10,365,651.77                   1.43
Kansas                                                   85           10,047,920.89                   1.39
Indiana                                                  90            9,716,945.55                   1.34
South Carolina                                           77            9,116,490.75                   1.26
South Dakota                                             83            8,927,164.47                   1.23
Tennessee                                                80            8,786,801.14                   1.21
Colorado                                                 41            8,255,130.59                   1.14
Washington                                               39            7,260,402.98                   1.00
Oregon                                                   43            6,846,934.33                   0.95
New Mexico                                               48            6,211,412.90                   0.86
Kentucky                                                 41            4,253,546.06                   0.59
Delaware                                                 25            3,682,934.23                   0.51
Texas                                                    28            3,090,502.89                   0.43
Utah                                                     18            2,656,153.28                   0.37
Montana                                                  17            2,412,612.50                   0.33
Maine                                                    15            2,324,273.87                   0.32
Idaho                                                    13            2,019,895.14                   0.28
Oklahoma                                                 17            1,713,066.70                   0.24
Iowa                                                     16            1,423,801.34                   0.20
New Hampshire                                             8            1,406,201.32                   0.19
Nebraska                                                 12            1,206,674.88                   0.17
North Dakota                                              9            1,205,876.52                   0.17
Wyoming                                                   2              129,312.14                   0.02
Vermont                                                   1               74,945.83                   0.01
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 4,346         $723,239,335.76                 100.00
=====================================      ================       =================      =================

                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 28

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MAXIMUM LOAN RATE(%)                          NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
(ARMS ONLY)                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
10.001 - 10.500                                           1              244,791.03                   0.13
10.501 - 11.000                                           8            2,252,662.56                   1.21
11.001 - 11.500                                          31            7,576,443.23                   4.06
11.501 - 12.000                                         106           23,095,951.69                  12.38
12.001-  12.500                                         175           34,949,031.71                  18.74
12.501 - 13.000                                         252           42,963,094.03                  23.04
13.001 - 13.500                                         172           26,565,678.46                  14.24
13.501 - 14.000                                         179           26,441,992.88                  14.18
14.001 - 14.500                                          66            8,489,167.20                   4.55
14.501 - 15.000                                          45            5,492,303.78                   2.94
15.001 - 15.500                                          13            1,640,845.35                   0.88
15.501 - 16.000                                          12            1,695,419.26                   0.91
16.001 - 16.500                                           8            2,287,921.88                   1.23
16.501 - 17.000                                           9            1,695,453.56                   0.91
17.501 - 18.000                                           4              815,144.41                   0.44
18.501 - 19.000                                           1              296,837.44                   0.16
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MINIMUM LOAN RATE(%)                          NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
(ARMS ONLY)                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
4.001 -  4.500                                            1             $244,791.03                   0.13
4.501 -  5.000                                           10            2,230,662.23                   1.20
5.001 -  5.500                                           31            7,341,906.59                   3.94
5.501 -  6.000                                          114           24,275,336.78                  13.02
6.001 -  6.500                                          202           40,638,295.33                  21.79
6.501 -  7.000                                          259           44,380,020.29                  23.80
7.001 -  7.500                                          186           29,323,017.11                  15.72
7.501 -  8.000                                          169           25,090,318.12                  13.45
8.001 -  8.500                                           59            7,595,046.12                   4.07
8.501 -  9.000                                           40            4,550,290.91                   2.44
9.001 -  9.500                                            8              632,724.30                   0.34
9.501 - 10.000                                            3              200,329.66                   0.11
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN(%)(ARMS ONLY)                  MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
4.501 -  5.000                                           10           $2,442,351.51                   1.31
5.001 -  5.500                                           28            6,017,995.33                   3.23
5.501 -  6.000                                           90           17,802,243.26                   9.55
6.001 -  6.500                                          676          114,078,058.78                  61.17
6.501 -  7.000                                          113           19,654,064.86                  10.54
7.001 -  7.500                                           86           14,607,980.22                   7.83
7.501 -  8.000                                           53            8,284,909.49                   4.44
8.001 -  8.500                                           16            2,259,004.25                   1.21
8.501 -  9.000                                            8            1,132,985.07                   0.61
9.001 -  9.500                                            1              101,085.85                   0.05
9.501 - 10.000                                            1              122,059.85                   0.07
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 28

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
INITIAL RATE CAP(%)(ARMS ONLY)              MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
1.000                                                     1              $67,903.51                   0.04
1.500                                                     3              837,370.71                   0.45
2.000                                                     3              437,355.43                   0.23
3.000                                                 1,075          185,160,108.82                  99.28
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP(%)(ARMS ONLY)             MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
1.000                                                   501          $90,957,278.24                  48.77
1.250                                                     2              295,536.81                   0.16
1.500                                                   577           94,854,036.98                  50.86
2.000                                                     1               78,168.72                   0.04
3.000                                                     1              317,717.72                   0.17
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
MONTHS TO NEXT ADJUSTMENT                     NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
(ARMS ONLY)                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 1 - 12                                                  10           $1,338,908.87                   0.72
13 - 24                                                 933          160,826,508.38                  86.23
25 - 36                                                 139           24,337,321.22                  13.05
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 1,082         $186,502,738.47                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 30

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE
TOTAL OUTSTANDING PRINCIPAL BALANCE:                $536,736,597.29
NUMBER OF LOANS:                                              3,264

                                                                                MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                  $164,441.36            $24,949.23            $579,070.52
AVERAGE ORIGINAL LOAN AMOUNT:                           $164,995.54            $25,000.00            $580,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                          6.625%                4.300%                 9.990%

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                        343                    60                    360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                       341                    57                    360
WEIGHTED AVERAGE SEASONING (MONTHS):                              2                     0                     24

WEIGHTED AVERAGE CREDIT SCORE:                                  656                   525                    809
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                         80.33%                 9.71%                100.00%

ORIGINATION DATE:                                                           July 26, 2002          July 29, 2004
FIRST PAY DATE:                                                         September 1, 2002      September 2, 2004
MATURITY DATE:                                                                May 5, 2009         August 2, 2034

TOP PROPERTY STATE CONCENTRATIONS:               23.62% California, 8.17% New York, 5.58% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION:                  0.37% 91709



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 31

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRODUCT TYPE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Balloon 5 yr                                              8           $1,706,063.01                   0.32
Balloon 10 yr                                            21            5,407,548.36                   1.01
Balloon 15 yr                                             7            1,452,966.82                   0.27
Fixed 10 yr                                               6              574,903.22                   0.11
Fixed 15 yr                                             173           20,025,737.52                   3.73
Fixed 20 yr                                             188           25,512,080.51                   4.75
Fixed 25 yr                                              12            1,946,960.89                   0.36
Fixed 30 yr                                           2,849          480,110,336.96                  89.45
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
RATE TYPE                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Fixed                                                 3,264         $536,736,597.29                 100.00
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
AMORTIZATION TYPE                           MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Balloon                                                  36           $8,566,578.19                   1.60
Fully Amortizing                                      3,228          528,170,019.10                  98.40
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DELINQUENCY                                 MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Current                                               3,264         $536,736,597.29                 100.00
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LIEN POSITION                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
First Lien                                            3,264         $536,736,597.29                 100.00
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 32

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PRINCIPAL BALANCE($)                        MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
      0.01 -  50,000.00                                  52           $2,269,133.93                   0.42
 50,000.01 - 100,000.00                                 800           62,335,711.17                  11.61
100,000.01 - 150,000.00                                 936          116,363,980.67                  21.68
150,000.01 - 200,000.00                                 579          101,104,155.88                  18.84
200,000.01 - 250,000.00                                 382           85,292,930.65                  15.89
250,000.01 - 300,000.00                                 226           62,135,027.53                  11.58
300,000.01 - 350,000.00                                 137           44,000,514.60                   8.20
350,000.01 - 400,000.00                                  77           28,844,671.70                   5.37
400,000.01 - 450,000.00                                  36           15,262,092.39                   2.84
450,000.01 - 500,000.00                                  31           14,814,498.29                   2.76
500,000.01 - 550,000.00                                   5            2,605,982.72                   0.49
550,000.01 - 600,000.00                                   3            1,707,897.76                   0.32
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT MORTGAGE RATE(%)                    MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
4.001 -  4.500                                            8           $1,301,854.85                   0.24
4.501 -  5.000                                           43            9,538,957.90                   1.78
5.001 -  5.500                                          118           22,879,134.80                   4.26
5.501 -  6.000                                          534          112,409,056.99                  20.94
6.001 -  6.500                                          595          107,607,564.30                  20.05
6.501 -  7.000                                          905          145,971,767.86                  27.20
7.001 -  7.500                                          469           66,450,141.67                  12.38
7.501 -  8.000                                          378           49,319,566.28                   9.19
8.001 -  8.500                                          113           11,593,500.44                   2.16
8.501 -  9.000                                           74            7,625,089.55                   1.42
9.001 -  9.500                                           11              999,995.04                   0.19
9.501 - 10.000                                           16            1,039,967.61                   0.19
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                     MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 49 -  60                                                 8           $1,706,063.01                   0.32
109 - 120                                                27            5,982,451.58                   1.11
157 - 168                                                 4              502,507.18                   0.09
169 - 180                                               176           20,976,197.16                   3.91
217 - 228                                                 1              154,115.65                   0.03
229 - 240                                               187           25,357,964.86                   4.72
289 - 300                                                12            1,946,960.89                   0.36
325 - 336                                                 1              153,815.87                   0.03
337 - 348                                                 8            1,054,738.47                   0.20
349 - 360                                             2,840          478,901,782.62                  89.22
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
SEASONING (MONTHS)                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
      0                                                  46           $6,747,717.57                   1.26
 1 - 12                                               3,204          528,123,702.55                  98.40
13 - 24                                                  14            1,865,177.17                   0.35
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 33

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT SCORE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
501 - 525                                                 1             $110,155.05                   0.02
526 - 550                                                85           10,497,422.95                   1.96
551 - 575                                               112           14,238,209.40                   2.65
576 - 600                                               304           44,449,122.24                   8.28
601 - 625                                               554           83,481,151.69                  15.55
626 - 650                                               705          112,384,751.17                  20.94
651 - 675                                               569           98,622,745.08                  18.37
676 - 700                                               414           74,909,438.64                  13.96
701 - 725                                               220           40,667,151.42                   7.58
726 - 750                                               133           22,390,209.37                   4.17
751 - 775                                               105           20,606,946.93                   3.84
776 - 800                                                54           12,201,904.47                   2.27
801 - 825                                                 8            2,177,388.88                   0.41
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
ORIGINAL LTV RATIO(%)                       MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 5.01 -  10.00                                            1               49,826.02                   0.01
10.01 -  15.00                                            3              190,084.54                   0.04
15.01 -  20.00                                            4              597,909.59                   0.11
20.01 -  25.00                                            7              779,612.90                   0.15
25.01 -  30.00                                            8              789,327.65                   0.15
30.01 -  35.00                                           17            1,859,606.97                   0.35
35.01 -  40.00                                           21            2,975,112.82                   0.55
40.01 -  45.00                                           22            2,585,634.59                   0.48
45.01 -  50.00                                           49            7,538,294.84                   1.40
50.01 -  55.00                                           64           10,266,732.66                   1.91
55.01 -  60.00                                           78           12,790,441.24                   2.38
60.01 -  65.00                                          141           24,807,037.92                   4.62
65.01 -  70.00                                          195           33,904,992.32                   6.32
70.01 -  75.00                                          250           44,733,482.34                   8.33
75.01 -  80.00                                          789          140,860,729.51                  26.24
80.01 -  85.00                                          434           72,322,771.05                  13.47
85.01 -  90.00                                          532           85,759,469.44                  15.98
90.01 -  95.00                                          288           41,306,457.92                   7.70
95.01 - 100.00                                          361           52,619,072.97                   9.80
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION TYPES                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Full Documentation                                    2,613         $413,772,610.99                  77.09
Stated Income                                           512           96,070,555.46                  17.90
Lite Documentation                                       80           15,980,759.29                   2.98
Alt Documentation                                        59           10,912,671.55                   2.03
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY                          MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
No Prepayment Penalty                                   477          $62,908,891.65                  11.72
Prepayment Penalty                                    2,787          473,827,705.64                  88.28
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 34

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT GRADE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
A                                                     2,847         $478,729,568.64                  89.19
B                                                       253           37,517,904.79                   6.99
C                                                       164           20,489,123.86                   3.82
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
YEAR OF ORIGINATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
2002                                                     10           $1,262,199.76                   0.24
2003                                                     32            4,917,835.70                   0.92
2004                                                  3,222          530,556,561.83                  98.85
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Cashout Refinance                                     2,511         $419,638,787.44                  78.18
Rate/Term Refinance                                     405           59,790,075.34                  11.14
Purchase                                                348           57,307,734.51                  10.68
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY                                   MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Primary                                               3,083         $510,509,175.24                  95.11
Non-Owner Occupied                                      158           22,616,014.19                   4.21
Second Home                                              23            3,611,407.86                   0.67
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                               MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
Single Family Detached                                2,899         $469,124,594.28                  87.40
2-4 Family                                              182           35,470,039.51                   6.61
Condominium                                             128           21,683,553.27                   4.04
Multi-Family                                             31            7,412,268.76                   1.38
Townhouse                                                13            1,583,653.95                   0.30
Row Home                                                 11            1,462,487.52                   0.27
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)            MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
 0                                                      477          $62,908,891.65                  11.72
12                                                      134           27,216,589.32                   5.07
24                                                       67           11,815,256.17                   2.20
36                                                    1,572          268,860,889.03                  50.09
48                                                       19            3,498,064.20                   0.65
60                                                      995          162,436,906.92                  30.26
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 35

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                              NUMBER OF           OUTSTANDING AS OF      OUTSTANDING AS OF
GEOGRAPHIC LOCATION                         MORTGAGE LOANS          THE CUTOFF DATE        THE CUTOFF DATE
-------------------------------------      ----------------       -----------------      -----------------
California                                              537         $126,750,704.30                  23.62
New York                                                204           43,830,586.51                   8.17
Pennsylvania                                            225           29,947,564.61                   5.58
Florida                                                 206           29,026,457.63                   5.41
Illinois                                                163           26,923,632.19                   5.02
Virginia                                                160           26,860,617.63                   5.00
Maryland                                                141           24,381,134.95                   4.54
Ohio                                                    171           21,245,805.58                   3.96
Connecticut                                              97           18,331,693.42                   3.42
Minnesota                                                66           14,152,445.10                   2.64
North Carolina                                          119           14,103,315.22                   2.63
New Jersey                                               72           13,791,127.32                   2.57
Massachusetts                                            57           11,618,729.20                   2.16
Georgia                                                  85           11,321,160.79                   2.11
Nevada                                                   50            9,047,068.74                   1.69
Michigan                                                 77            8,538,355.70                   1.59
Kansas                                                   68            8,063,222.12                   1.50
Missouri                                                 76            7,961,095.19                   1.48
Arizona                                                  61            7,803,069.88                   1.45
Rhode Island                                             38            7,345,899.78                   1.37
South Carolina                                           60            7,173,682.08                   1.34
Tennessee                                                69            7,162,471.63                   1.33
Indiana                                                  66            6,803,648.44                   1.27
Oregon                                                   39            6,214,641.79                   1.16
New Mexico                                               44            5,775,447.92                   1.08
Colorado                                                 29            5,657,485.44                   1.05
Washington                                               30            5,635,666.46                   1.05
Wisconsin                                                40            5,352,156.55                   1.00
Kentucky                                                 35            3,697,648.09                   0.69
South Dakota                                             34            3,511,323.56                   0.65
Texas                                                    28            3,090,502.89                   0.58
Delaware                                                 20            2,893,739.74                   0.54
Utah                                                     16            2,455,653.58                   0.46
Maine                                                    14            2,100,042.92                   0.39
Montana                                                  11            1,625,108.31                   0.30
Oklahoma                                                 15            1,403,794.76                   0.26
Idaho                                                     8            1,310,456.64                   0.24
Iowa                                                     13            1,218,778.47                   0.23
New Hampshire                                             7            1,208,870.56                   0.23
Nebraska                                                  9              930,769.80                   0.17
North Dakota                                              2              316,192.02                   0.06
Wyoming                                                   1               79,883.95                   0.01
Vermont                                                   1               74,945.83                   0.01
-------------------------------------      ----------------       -----------------      -----------------
TOTAL                                                 3,264         $536,736,597.29                 100.00
=====================================      ================       =================      =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 36

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE
TOTAL OUTSTANDING PRINCIPAL BALANCE:                    $186,502,738.47
NUMBER OF LOANS:                                                  1,082

                                                                                MINIMUM                MAXIMUM
AVERAGE OUTSTANDING PRINCIPAL BALANCE:                      $172,368.52       $28,839.99             $748,430.66
AVERAGE ORIGINAL LOAN AMOUNT:                               $172,858.16       $28,900.00             $750,000.00

WEIGHTED AVERAGE CURRENT LOAN RATE:                              6.769%           4.430%                  9.990%

ARM CHARACTERISTICS:
WEIGHTED AVERAGE GROSS MARGIN:                                   6.545%           4.625%                  9.770%
WEIGHTED AVERAGE MAXIMUM LOAN RATE:                             12.988%          10.430%                 18.990%
WEIGHTED AVERAGE MINIMUM LOAN RATE:                              6.804%           4.430%                  9.990%
WEIGHTED AVERAGE INITIAL RATE CAP:                               2.990%           1.000%                  3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP:                              1.259%           1.000%                  3.000%
WEIGHTED AVERAGE MONTHS TO ROLL (MONTHS):                            24                2                      36

WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                            360              300                     360
WEIGHTED AVERAGE REMAINING TERM (MONTHS):                           358              298                     360
WEIGHTED AVERAGE SEASONING (MONTHS):                                  2                0                      27

WEIGHTED AVERAGE CREDIT SCORE:                                      640              525                     804
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                             85.92%           21.67%                 100.00%

ORIGINATION DATE:                                                           May 17, 2002           July 30, 2004
FIRST PAY DATE:                                                            June 17, 2002       September 1, 2004
MATURITY DATE:                                                              June 1, 2029          August 1, 2034

TOP PROPERTY STATE CONCENTRATIONS:                  13.28% CA, 11.89% IL, 8.77% NJ
MAXIMUM ZIP CODE CONCENTRATION:                     1.50% 08260




                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 37

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
PRODUCT TYPE                                 MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
ARM 2/28                                                 942            162,087,248.53                    86.91
ARM 3/27                                                 140             24,415,489.94                    13.09
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
RATE TYPE                                    MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
Adjustable                                             1,082            186,502,738.47                   100.00
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
AMORTIZATION TYPE                            MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
Fully Amortizing                                       1,082            186,502,738.47                   100.00
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
DELINQUENCY                                  MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
Current                                                1,082            186,502,738.47                   100.00
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
LIEN POSITION                                MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
First Lien                                             1,082            186,502,738.47                   100.00
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 38

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
PRINCIPAL BALANCE($)                         MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
      0.01 -  50,000.00                                   30              1,285,579.78                     0.69
 50,000.01 - 100,000.00                                  232             18,280,985.60                     9.80
100,000.01 - 150,000.00                                  283             35,633,157.17                    19.11
150,000.01 - 200,000.00                                  201             34,841,811.61                    18.68
200,000.01 - 250,000.00                                  146             32,584,615.77                    17.47
250,000.01 - 300,000.00                                   85             23,464,038.70                    12.58
300,000.01 - 350,000.00                                   45             14,381,036.78                     7.71
350,000.01 - 400,000.00                                   26              9,726,984.13                     5.22
400,000.01 - 450,000.00                                   18              7,629,874.98                     4.09
450,000.01 - 500,000.00                                    8              3,818,478.42                     2.05
500,000.01 - 550,000.00                                    2              1,071,725.94                     0.57
550,000.01 - 600,000.00                                    2              1,161,007.34                     0.62
600,000.01 - 650,000.00                                    2              1,214,235.84                     0.65
650,000.01 - 700,000.00                                    1                660,775.75                     0.35
700,000.01 - 750,000.00                                    1                748,430.66                     0.40
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
CURRENT MORTGAGE RATE(%)                     MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
4.001 -  4.500                                             1                244,791.03                     0.13
4.501 -  5.000                                             9              2,068,425.46                     1.11
5.001 -  5.500                                            32              7,497,308.01                     4.02
5.501 -  6.000                                           123             25,854,397.58                    13.86
6.001 -  6.500                                           211             42,493,901.08                    22.78
6.501 -  7.000                                           273             47,196,723.88                    25.31
7.001 -  7.500                                           159             23,805,049.16                    12.76
7.501 -  8.000                                           170             25,320,947.80                    13.58
8.001 -  8.500                                            54              6,933,520.24                     3.72
8.501 -  9.000                                            38              4,102,630.94                     2.20
9.001 -  9.500                                             9                784,713.63                     0.42
9.501 - 10.000                                             3                200,329.66                     0.11
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
REMAINING TERM (MONTHS)                      MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
289 - 300                                                  1                119,675.49                     0.06
325 - 336                                                  2                230,158.05                     0.12
337 - 348                                                  8              1,108,750.82                     0.59
349 - 360                                              1,071            185,044,154.11                    99.22
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 39

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
SEASONING (MONTHS)                           MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
      0                                                   68             11,413,736.35                     6.12
 1 - 12                                                1,004            173,750,093.25                    93.16
13 - 24                                                    8              1,108,750.82                     0.59
25 - 36                                                    2                230,158.05                     0.12
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================


                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
CREDIT SCORE                                 MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
501 - 525                                                  2                412,047.23                     0.22
526 - 550                                                 39              5,152,305.20                     2.76
551 - 575                                                 79             11,699,613.66                     6.27
576 - 600                                                147             24,082,822.68                    12.91
601 - 625                                                186             33,373,555.66                    17.89
626 - 650                                                226             39,871,521.26                    21.38
651 - 675                                                169             28,081,970.35                    15.06
676 - 700                                                119             22,159,790.59                    11.88
701 - 725                                                 53              9,646,401.08                     5.17
726 - 750                                                 37              7,648,373.95                     4.10
751 - 775                                                 17              3,326,364.79                     1.78
776 - 800                                                  7                818,526.55                     0.44
801 - 825                                                  1                229,445.47                     0.12
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================


                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                               NUMBER OF             OUTSTANDING AS OF        OUTSTANDING AS OF
ORIGINAL LTV RATIO(%)                        MORTGAGE LOANS            THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       ----------------         -----------------        -----------------
20.01 -  25.00                                             1                 64,534.80                     0.03
25.01 -  30.00                                             2                164,229.24                     0.09
35.01 -  40.00                                             3                297,313.43                     0.16
40.01 -  45.00                                             1                129,571.97                     0.07
45.01 -  50.00                                             6              1,178,146.31                     0.63
50.01 -  55.00                                             7                743,874.43                     0.40
55.01 -  60.00                                            13              2,060,635.96                     1.10
60.01 -  65.00                                            19              3,470,770.45                     1.86
65.01 -  70.00                                            32              5,444,277.04                     2.92
70.01 -  75.00                                            58             10,055,684.46                     5.39
75.01 -  80.00                                           215             36,906,034.79                    19.79
80.01 -  85.00                                           147             26,892,185.19                    14.42
85.01 -  90.00                                           265             46,238,580.09                    24.79
90.01 -  95.00                                           105             18,322,509.92                     9.82
95.01 - 100.00                                           208             34,534,390.39                    18.52
-------------------------------------       ----------------         -----------------        -----------------
TOTAL                                                  1,082            186,502,738.47                   100.00
=====================================       ================         =================        =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 40

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
DOCUMENTATION TYPES                           MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
Full Documentation                                        852           142,426,246.56                    76.37
Stated Income                                             161            28,336,130.48                    15.19
Alt Documentation                                          51            11,087,132.59                     5.94
Lite Documentation                                         18             4,653,228.84                     2.49
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
PREPAYMENT PENALTY                            MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
No Prepayment Penalty                                     318            54,321,542.99                    29.13
Prepayment Penalty                                        764           132,181,195.48                    70.87
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
CREDIT GRADE                                  MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
A                                                         888           156,921,165.02                    84.14
B                                                         100            16,160,351.59                     8.66
C                                                          94            13,421,221.86                     7.20
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
YEAR OF ORIGINATION                           MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
2002                                                        7               954,930.17                     0.51
2003                                                       25             4,916,157.63                     2.64
2004                                                    1,050           180,631,650.67                    96.85
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
LOAN PURPOSE                                  MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
Cashout Refinance                                         634           112,587,954.21                    60.37
Purchase                                                  296            49,344,720.45                    26.46
Rate/Term Refinance                                       152            24,570,063.81                    13.17
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 41

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
OCCUPANCY                                     MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
Primary                                                   951           164,016,732.62                    87.94
Non-Owner Occupied                                         97            15,872,062.58                     8.51
Second Home                                                34             6,613,943.27                     3.55
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
PROPERTY TYPE                                 MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
Single Family Detached                                    893           148,594,937.57                    79.67
2-4 Family                                                 69            13,930,354.06                     7.47
Condominium                                                83            14,526,937.72                     7.79
Multi-Family                                               26             7,223,876.97                     3.87
Townhouse                                                  10             1,818,740.82                     0.98
Row Home                                                    1               407,891.33                     0.22
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
PREPAYMENT PENALTY TERM (MONTHS)              MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
 0                                                        318            54,321,542.99                    29.13
12                                                         48            10,329,524.02                     5.54
24                                                        484            86,798,177.23                    46.54
36                                                        207            31,270,235.11                    16.77
60                                                         25             3,783,259.12                     2.03
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 42

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
GEOGRAPHIC LOCATION                           MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
California                                                100            24,759,764.21                    13.28
Illinois                                                  121            22,171,790.63                    11.89
New Jersey                                                 74            16,362,230.23                     8.77
Michigan                                                   88            12,125,226.85                     6.50
North Carolina                                             69            11,391,914.28                     6.11
Wisconsin                                                  69             9,882,046.26                     5.30
New York                                                   33             8,979,565.71                     4.81
Ohio                                                       51             6,450,437.60                     3.46
Minnesota                                                  31             6,047,989.34                     3.24
Massachusetts                                              19             5,839,015.71                     3.13
South Dakota                                               49             5,415,840.91                     2.90
Maryland                                                   28             5,135,381.94                     2.75
Florida                                                    27             4,713,312.88                     2.53
Virginia                                                   24             4,454,487.38                     2.39
Georgia                                                    24             3,902,240.91                     2.09
Arizona                                                    30             3,899,962.83                     2.09
Pennsylvania                                               39             3,885,478.22                     2.08
Connecticut                                                17             3,565,989.96                     1.91
Rhode Island                                               13             3,019,751.99                     1.62
Indiana                                                    24             2,913,297.11                     1.56
Missouri                                                   24             2,855,176.77                     1.53
Nevada                                                     12             2,695,951.47                     1.45
Colorado                                                   12             2,597,645.15                     1.39
Kansas                                                     17             1,984,698.77                     1.06
South Carolina                                             17             1,942,808.67                     1.04
Washington                                                  9             1,624,736.52                     0.87
Tennessee                                                  11             1,624,329.51                     0.87
North Dakota                                                7               889,684.50                     0.48
Delaware                                                    5               789,194.49                     0.42
Montana                                                     6               787,504.19                     0.42
Idaho                                                       5               709,438.50                     0.38
Oregon                                                      4               632,292.54                     0.34
Kentucky                                                    6               555,897.97                     0.30
New Mexico                                                  4               435,964.98                     0.23
Oklahoma                                                    2               309,271.94                     0.17
Nebraska                                                    3               275,905.08                     0.15
Maine                                                       1               224,230.95                     0.12
Iowa                                                        3               205,022.87                     0.11
Utah                                                        2               200,499.70                     0.11
New Hampshire                                               1               197,330.76                     0.11
Wyoming                                                     1                49,428.19                     0.03
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 43

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
MAXIMUM LOAN RATE(%)                            NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
(ARMS ONLY)                                   MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
10.001 - 10.500                                             1               244,791.03                     0.13
10.501 - 11.000                                             8             2,252,662.56                     1.21
11.001 - 11.500                                            31             7,576,443.23                     4.06
11.501 - 12.000                                           106            23,095,951.69                    12.38
12.001 - 12.500                                           175            34,949,031.71                    18.74
12.501 - 13.000                                           252            42,963,094.03                    23.04
13.001 - 13.500                                           172            26,565,678.46                    14.24
13.501 - 14.000                                           179            26,441,992.88                    14.18
14.001 - 14.500                                            66             8,489,167.20                     4.55
14.501 - 15.000                                            45             5,492,303.78                     2.94
15.001 - 15.500                                            13             1,640,845.35                     0.88
15.501 - 16.000                                            12             1,695,419.26                     0.91
16.001 - 16.500                                             8             2,287,921.88                     1.23
16.501 - 17.000                                             9             1,695,453.56                     0.91
17.501 - 18.000                                             4               815,144.41                     0.44
18.501 - 19.000                                             1               296,837.44                     0.16
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
MINIMUM LOAN RATE(%)                            NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
(ARMS ONLY)                                   MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
4.001 -  4.500                                              1               244,791.03                     0.13
4.501 -  5.000                                             10             2,230,662.23                     1.20
5.001 -  5.500                                             31             7,341,906.59                     3.94
5.501 -  6.000                                            114            24,275,336.78                    13.02
6.001 -  6.500                                            202            40,638,295.33                    21.79
6.501 -  7.000                                            259            44,380,020.29                    23.80
7.001 -  7.500                                            186            29,323,017.11                    15.72
7.501 -  8.000                                            169            25,090,318.12                    13.45
8.001 -  8.500                                             59             7,595,046.12                     4.07
8.501 -  9.000                                             40             4,550,290.91                     2.44
9.001 -  9.500                                              8               632,724.30                     0.34
9.501 - 10.000                                              3               200,329.66                     0.11
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                      100
=====================================       =================        =================        =================



                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 44

Popular ABS Mortgage Pass-Through Trust, Series 2004-4
Preliminary Term Sheet                                                                                            September 13, 2004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
GROSS MARGIN(%)(ARMS ONLY)                    MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
4.501 -  5.000                                             10             2,442,351.51                     1.31
5.001 -  5.500                                             28             6,017,995.33                     3.23
5.501 -  6.000                                             90            17,802,243.26                     9.55
6.001 -  6.500                                            676           114,078,058.78                    61.17
6.501 -  7.000                                            113            19,654,064.86                    10.54
7.001 -  7.500                                             86            14,607,980.22                     7.83
7.501 -  8.000                                             53             8,284,909.49                     4.44
8.001 -  8.500                                             16             2,259,004.25                     1.21
8.501 -  9.000                                              8             1,132,985.07                     0.61
9.001 -  9.500                                              1               101,085.85                     0.05
9.501 - 10.000                                              1               122,059.85                     0.07
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
INITIAL RATE CAP(%)(ARMS ONLY)                MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
1.000                                                       1                67,903.51                     0.04
1.500                                                       3               837,370.71                     0.45
2.000                                                       3               437,355.43                     0.23
3.000                                                   1,075           185,160,108.82                    99.28
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
PERIODIC RATE CAP(%)(ARMS ONLY)               MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
1.000                                                     501            90,957,278.24                    48.77
1.250                                                       2               295,536.81                     0.16
1.500                                                     577            94,854,036.98                    50.86
2.000                                                       1                78,168.72                     0.04
3.000                                                       1               317,717.72                     0.17
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================

                                                                                                 % OF AGGREGATE
                                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
MONTHS TO NEXT ADJUSTMENT                       NUMBER OF            OUTSTANDING AS OF        OUTSTANDING AS OF
(ARMS ONLY)                                   MORTGAGE LOANS           THE CUTOFF DATE          THE CUTOFF DATE
-------------------------------------       -----------------        -----------------        -----------------
 1 - 12                                                    10             1,338,908.87                     0.72
13 - 24                                                   933           160,826,508.38                    86.23
25 - 36                                                   139            24,337,321.22                    13.05
-------------------------------------       -----------------        -----------------        -----------------
TOTAL                                                   1,082           186,502,738.47                   100.00
=====================================       =================        =================        =================


                                             F R I E D M A N   B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the
Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 45